SCHEDULE 14A
                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934


Filed by the Registrant   [x]
Filed by a Party other than the Registrant[ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         GILMER FINANCIAL SERVICES, INC.
               (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[  ] $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.
[  ] $500 per each party to the  controversy  pursuant  to  Exchange  Act Rule
     14a-6 (i)(3).
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:1

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

                         GILMER FINANCIAL SERVICES, INC.



                                                              September 30, 1997




Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Gilmer Financial Services, Inc., I cordially invite you to attend the Annual Meeting of Stockholders. The meeting will be held at 4:00 p.m. on October 28, 1997 at Gilmer Savings Bank FSB, located at 218 West Cass Street, Gilmer, Texas.

         In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on Gilmer Financial Services, Inc.'s 1997 financial and operating performance.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposals to elect three directors to the Board and ratify the appointment of Henry & Peters, P.C. as auditors for the Company for the fiscal year ending June 30, 1998. Your Board of Directors unanimously recommends that you vote for each of the proposals.

         I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save Gilmer Financial Services, Inc. additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

         Thank you for your attention to this important matter.

                                           Sincerely,


                                           /s/ Gary P. Cooper
                                           -------------------------------------
                                           Gary P. Cooper
                                           President and Chief Executive Officer

                         GILMER FINANCIAL SERVICES, INC.
                              218 West Cass Street
                               Gilmer, Texas 75644
                                 (903) 843-5525

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 28, 1997


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Gilmer Financial Services, Inc. (the "Company") will be held at Gilmer Savings Bank FSB, located at 218 West Cass Street, Gilmer, Texas at 4:00 p.m., Gilmer, Texas time, on October 28, 1997.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.  The election of three directors of the Company;

         2. The ratification of the appointment of Henry & Peters, P.C. as the auditors of the Company for the fiscal year ending June 30, 1998;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 15, 1997 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           Gary P. Cooper
                                           -------------------------------------
                                           Gary P. Cooper
                                           President and Chief Executive Officer


Gilmer, Texas
September 30, 1997



IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                         Gilmer Financial Services, Inc.
                              218 West Cass Street
                               Gilmer, Texas 75644
                                 (903) 843-5525


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 28, 1997


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Gilmer Financial Services, Inc. (the "Company"), the parent company of Gilmer Savings Bank FSB ("Gilmer Savings" or the "Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at Gilmer Savings Bank FSB, located at 218 West Cass Street, Gilmer, Texas on October 28, 1997, at 4:00 p.m., Gilmer, Texas time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about September 30, 1997.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of three directors and the appointment of Henry & Peters, P.C. as auditors for the Company.

Vote Required and Proxy Information

         All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees and the proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The ratification of the appointment of Henry & Peters, P.C. as auditors requires the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Secretary, Gilmer Financial Services, Inc., 218 West Cass Street, Gilmer, Texas 75644.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on September 15, 1997 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 191,258 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company and the Bank as a group.

                                                       Shares
                                                     Beneficially     Percent
      Beneficial Owner                                  Owned        of Class
      ----------------                                  -----        --------
Gilmer Savings Bank FSB
 Employee Stock Ownership Plan .................       15,660(1)       12.21%
 218 West Cass Street
 Gilmer, Texas 75644

M. Vance Gorman, Chairman of the Board
 of the Company and the Bank ...................       10,547           5.51

Gary P. Cooper, President and
 Chief Executive Officer
 of the Company and the Bank ...................       10,940           5.72

F.L. Garrison, Director of the Company
 and the Bank ..................................       10,547           5.51

Paul D. Williams, Director
 of the Company and the Bank ...................       10,547           5.51

Steven W. Sansom, Director
 of the Company and the Bank ...................       10,547           5.51

Tedd R. Austin, Director
 of the Company and the Bank ...................       10,547           5.51

Lance S. Gad(2) ................................       10,000           5.23
1250 Fence Row Drive
Fairfield, Connecticut 06430

Jerry W. Dixon(3) ..............................       10,000           5.23
P.O. Box 1116
Tyler, Texas 75710

Ross L. Haberman(4) ............................       11,500           6.01
120 Broadway, 7th Floor
New York, New York 10271

Directors and executive officers
 of the Company and the Bank, as a
 group (9 persons) .............................       68,245(5)       35.68

----------

(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 4,748 of which have been allocated to accounts of participants. First Bankers Trust Company, N.A., Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.

(2) The above information regarding beneficial ownership by Lance S. Gad is as reported by him in a statement dated February 23, 1995 on Schedule 13D under the Securities Exchange Act of 1934. Mr. Gad reported sole voting and dispositive power of 10,000 shares.

(3) The above information regarding beneficial ownership by Jerry W. Dixon is as reported by him in a statement dated March 22, 1995 on Schedule 13D under the Securities Exchange Act of 1934. Mr. Dixon reported sole voting and dispositive power of 10,000 shares.

(4) The above information regarding beneficial ownership by Ross Haberman is as reported by him in a statement dated June 25, 1997 on Schedule 13D under the Securities Exchange Act of 1934. Mr. Haberman reported sole voting and dispositive power of 11,500 shares.

(5) Amount includes shares held directly, as well as an aggregate of 4,304 shares which such directors and officers have the right to acquire pursuant to options granted under the Company's 1995 Stock Option and Incentive Plan ("Stock Option Plan") which will vest within 60 days, an aggregate of 860 shares of restricted stock which have been awarded to individual officers and directors under the Company's Recognition and Retention Plan ("RRP") which will vest within 60 days, 3,660 shares allocated under the Company's ESOP, shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. Excludes an aggregate of 6,453 shares which directors and officers will have the right to acquire pursuant to options granted under the Company's Stock Option Plan, subject to vesting provisions in equal annual installments over a five-year period which commenced in October 1996 and an aggregate of 3,781 shares which have been awarded to directors and officers under the Company's RRP, subject to vesting provisions in equal annual installments over a five-year period which commenced in October 1996.


                       PROPOSAL I - ELECTION OF DIRECTORS

         The Company's Board of Directors is presently composed of seven members, each of whom is also a director of the Bank. The Directors are divided into three classes. Directors of the Company are generally elected to serve for a three-year term which is staggered to provide for the election of approximately one-third of the directors each year.


         The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominee identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why either nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.



                                                                                           Shares of
                                                                                            Common
                                                                                             Stock
                                                                                 Term     Beneficially    Percent
                                                                     Director     to        Owned at         of
Name                 Age    Position(s) Held in the Company          Since(1)   Expire     9/15/97(2)      Class
----                 ---    -------------------------------------    --------   ------    ------------    -------
                                        NOMINEES
Gary P. Cooper       44     President and Chief Executive Officer     1985      2000         10,940         5.72
                            and Director
Tedd R. Austin       63     Director                                  1987      2000         10,547         5.51
Steven W. Sansom     47     Director                                  1991      2000         10,547         5.51


                                DIRECTORS CONTINUING IN OFFICE

Royce L. Hudgins     76     Director                                  1950      1998          3,047         1.59
F.L. Garrison        73     Director                                  1994      1998         10,547         5.51
M. Vance Gorman      76     Chairman of the Board                     1973      1999         10,547         5.51
Paul D. Williams     51     Director                                  1986      1999         10,547         5.51


-----------

(1)  Includes service as a director of the Bank.

(2) Includes shares held directly, as well as shares subject to options granted under the Company's Stock Option Plan which will vest within 60 days, shares of restricted stock which have been awarded under the Company's RRP which will vest within 60 days, shares allocated under the Company's ESOP, shares held in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole voting and investment power. Excludes shares which directors and officers will have the right to acquire pursuant to options granted under the Company's Stock Option Plan, subject to vesting provisions in equal annual installments over a five-year period which commenced in October 1996 and shares which have been awarded to directors and officers under the Company's RRP, subject to vesting provisions in equal annual installments over a five-year period which commenced in October 1996.

         The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

         Gary P. Cooper. Mr. Cooper is currently serving as President of the Company and the Bank, positions he has held since September 1994 and 1985, respectively. Prior to joining the Bank as Manager in 1985, Mr. Cooper served as a Vice President - Loan Officer at Interfirst Bank of Irving. Mr. Cooper began his career in 1975 at Citizens First National Bank of Tyler and subsequently moved to East Texas Savings & Loan of Tyler where he was promoted to Manager of the South Tyler branch prior to joining Interfirst Bank of Irving.

         Tedd R. Austin. Mr. Austin currently works in the automotive field and is associated with his family business; which includes a used car dealership and an automobile repair business.

         Steven W. Sansom. Mr. Sansom is the part owner of four funeral homes, two located in Gilmer, Texas and two in Gladewater, Texas.

         Royce L. Hudgins. Mr. Hudgins is the owner of a retail store specializing in the retail sale of men and women's clothing located in Gilmer, Texas.

         F.L. Garrison. Mr. Garrison is currently a retired visiting judge for Upshur and Marion Counties. Prior to his retirement on December 31, 1994, he served as a District Judge.

         M. Vance Gorman. Mr. Gorman is the Chairman of the Board of the Company, a position he has held since its formation in September of 1994. Prior to his retirement in 1984, Mr. Gorman served as Manager and Executive Vice President of the Bank beginning in 1971.

         Paul D. Williams. Mr. Williams is currently employed as Vice President with Gilmer Lumber Company, Inc., a family lumber business, a position he has held since 1975.


Board of Directors' Meetings and Committees

         Board and Semi-Annual Committee Meetings of the Company. Meetings of the Corporation's Board of Directors are held on a semi-annual basis. The Board of Directors met two times during the fiscal year ended June 30, 1997. During fiscal 1997, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board Meetings and the total number of meetings held by the committees of the Board of Directors on which he served. Directors are not paid for Board or Committee meetings attended.

         The  Board  of  Directors  of  the  Company  has  standing   Audit  and
Compensation Committees.

         The Audit Committee recommends independent auditors to the Board and reviews the results of the auditors' services. The members of the Audit Committee are Directors Austin, Williams and Gorman. In fiscal 1997, this committee did not meet.

         The Compensation Committee is composed of Directors Austin, Sansom and Garrison. The Compensation Committee is responsible for administering the Corporation's 1995 Stock Option Plan and Recognition and Retention Plan. The Compensation Committee met one time in fiscal 1997.

         Board and Committee Meetings of the Bank. Meetings of the Bank's Board of Directors are generally held on a monthly basis. The Board of Directors of the Bank held 12 meetings during the year ended June 30, 1997. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which he served during the year.

         The Board of Directors of the Bank has standing Executive and Loan, and Audit Committees.

         The Executive and Loan Committee generally acts in lieu of the full Board of Directors between board meetings and ratifies all loans made by the Bank. This committee is comprised of President Cooper and Directors Austin and Sansom. This committee generally meets on an as needed basis and met 14 times during fiscal 1997.

         The Audit Committee is responsible for setting policies with regard to internal controls and outside audits. In addition, the Audit Committee reviews the reports of the Bank's independent auditors and regulators and makes recommendations to the Board of Directors. This committee is comprised of Directors Austin, Williams and Gorman. The Audit Committee is scheduled to meet on an as needed basis and met once during fiscal 1997.

         During fiscal 1997, the entire Board of Directors of the Bank functioned as a compensation committee. Mr. Cooper, who is the President of the Bank, did not participate in any deliberations regarding his compensation.

Director Compensation

         The Directors of the Company are not paid for their service in such capacity. Directors of the Bank are currently paid fees of $750 per month. Directors of the Bank also receive $100 per month for service on the Board's Executive Committee.

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

         The following table sets forth information concerning the compensation paid or accrued by the Bank for services rendered by the Bank's Chief Executive Officer.


=================================================================================================================
                                                   Summary Compensation Table
-----------------------------------------------------------------------------------------------------------------
                                                                                 Long-Term
                        Annual Compensation                                    Compensation
                                                                                  Awards
-------------------------------------------------------------------     -----------------------
                                                                        Restricted                     All Other
                                     Fiscal      Salary(1)    Bonus        Stock       Options/      Compensation
Name and Principal Position           Year          ($)        ($)       Award ($)     SARs (#)         ($)(4)
---------------------------          ------      ---------    -----     ----------     --------      ------------
Gary P. Cooper, President             1997        $87,675    $16,950           --           --          $6,516
and Chief Executive Officer           1996         79,650     13,320    $21,527(2)      4,893(3)         5,749
                                      1995         76,800     15,360           --           --           5,813
================================================================================================================

(1) Includes $10,950, $10,950 and $10,200 in board fees paid in fiscal 1997, 1996 and 1995, respectively.

(2) Represents the dollar value, as of June 30, 1996, of 1,957 shares of the Company's Common Stock awarded to Mr. Cooper, pursuant to the Company's RRP, based on the last trade sales price of $11.00 per share of the Company's Common Stock as reported on the National Daily Quotation Service or the "pink sheets" by the National Quotation Bureau as of June 30, 1996. The shares of restricted stock vest in equal annual installments over a five year period commencing in October 1996.

(3) Represents an option to purchase shares of Common Stock awarded under the Company's 1995 Stock Option and Incentive Plan. The options vest in equal annual installments over a five year period commencing in October 1996.

(4) Includes $5,231, $4,464 and $4,608 for contribution under the Bank's Profit Sharing Plan for fiscal 1997, 1996 and 1995, respectively and $1,285, $1,285 and $1,205 for insurance premiums paid by the Company with respect to a term life insurance policy for Mr. Cooper's benefit for fiscal 1997, 1996 and 1995, respectively.

         No stock options or stock appreciation rights ("SAR's") were granted during fiscal 1997.

         The following table provides information as to stock options exercised by the Company's Chief Executive Officer at June 30, 1997 and the value of in-the-money options held by the Company's Chief Executive Officer.



=========================================================================================================
                     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                            OPTION/SAR VALUES
---------------------------------------------------------------------------------------------------------
                                                        Number of                     Value of
                                                 Securities Underlying              Unexercised
                                                     Unexercised                    In-the-Money
                     Shares                        Options/SARs at                 Options/SARs at
                    Acquired      Value             FY-End(#)(1)                    FY-End ($)(2)
                  on Exercise    Realized    ----------------------------    ----------------------------
Name                  (#)          ($)       Exercisable    Unexercisable    Exercisable    Unexercisable
----              -----------    --------    -----------    -------------    -----------    -------------
Gary P. Cooper        ---          ---         1,956           2,934           $4,655          $6,982

=========================================================================================================

--------------

(1) Represents an option to purchase Common Stock awarded to the Company's Chief Executive Officer.

(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of in-the-money options granted based upon the last trade sales price of $13.38 per share of the Company's Common Stock as reported on the National Daily Quotation Service or the "pink sheets" by the National Quotation Bureau as of June 30, 1997.

Employment Agreement

         The Bank has entered into an employment agreement with President Cooper. The employment agreement is designed to assist the Bank in maintaining a stable and competent management team. The continued success of the Bank depends to a significant degree on the skills and competence of its officers. This agreement has been approved by the Office of Thrift Supervision ("OTS"). The employment agreement provides for an annual base salary in an amount not less than the employee's current salary and an initial term of three years. The agreement provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement at the sole discretion of the Board of Directors of the Bank. The agreement provides for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreements are terminable by the employee upon 90 days' notice to the Bank.

         The employment agreement provides for continued health benefits for the remaining term of the agreement and payment to the employee of 299% of the employee's base amount of compensation in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. This termination payment is subject to reduction in order to avoid certain adverse tax consequences. For the purposes of the employment agreement, a "change in control" is defined as including any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. Section 574.3 or 4. Such events are generally triggered prior to the acquisition or control of 10% of the Common Stock. The agreement guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

         Based on his current salary, if Mr. Cooper's employment had been terminated as of June 30, 1997, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $249,000.

Certain Transactions

         The Bank has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences. All such loans to directors and executive officers are required to be made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectibility. At June 30, 1997, the Bank's loans to directors, executive officers, employees and members of their immediate families totaled $691,000 at June 30, 1997, which was 18.0% of the Company's stockholders' equity at that date. There were no loans outstanding to any director, executive officer or their affiliates at preferential rates or terms which in the aggregate exceeded $60,000 during the year ended June 30, 1997. All loans to directors and officers were performing in accordance with their terms at June 30, 1997.


              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed Henry & Peters, P.C., independent accountants, to be the Company's auditors for the fiscal year ending June 30, 1998. Representatives of Henry & Peters, P.C. are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF HENRY & PETERS, P.C. AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1998.


                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 218 West Cass Street, Gilmer, Texas 75677, no later than June 3, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.




Gilmer, Texas
September 30, 1997

                         GILMER FINANCIAL SERVICES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 28, 1997


      The undersigned hereby appoints the Board of Directors of Gilmer Financial Services, Inc. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at Gilmer Savings Bank FSB, located at 218 West Cass Street, Gilmer, Texas on October 28, 1997 at 4:00 p.m. and at any and all adjournments and postponements thereof.

1. The election as directors of all nominees listed below (except as marked to the contrary):

                           [ ] FOR                             [ ] VOTE WITHHELD

INSTRUCTION:   To withhold your vote  for any individual nominee,  strike a line in that nominee's name below.

         GARY P. COOPER                  TEDD R. AUSTIN         STEVEN W. SANSOM

2. The ratification of the appointment of Henry & Peters, P.C. as auditors for the Company for the fiscal year ending June 30, 1998.

                  [ ] FOR             [ ] AGAINST                    [ ] ABSTAIN

      In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

      THIS  PROXY  WILL  BE  VOTED  AS  DIRECTED,  BUT  IF NO  INSTRUCTIONS  ARE
SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                            The Board of Directors recommends a vote "FOR" the proposal and the election of the nominees listed above.


                                    (Continued and to be SIGNED on Reverse Side)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

      The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.





Dated:                                  , 1997
                                                     Signature of Stockholder

                                                     Please sign exactly as your
                                                     name(s)  appear(s)  to  the
                                                     left.   When   signing   as
                                                     attorney,         executor,
                                                     administrator,  trustee  or
                                                     guardian,  please give your
                                                     full  title.  If shares are
                                                     held  jointly,  each holder
                                                     should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE